                                                                   EXHIBIT 10(d)

-------------------------------------------------------------------------------

                          SECOND AMENDMENT AND CONSENT

                                     among

                           CASE EQUIPMENT LOAN TRUST
                                    1994-B,

                              THE SEVERAL LENDERS
                       FROM TIME TO TIME PARTIES HERETO,

                               BANK OF MONTREAL,
                             THE BANK OF NEW YORK,
                            THE BANK OF NOVA SCOTIA,
                   BANQUE NATIONALE DE PARIS, CHICAGO BRANCH,
                      CAISSE NATIONALE DE CREDIT AGRICOLE,
                      CANADIAN IMPERIAL BANK OF COMMERCE,
                                CITIBANK, N.A.,
                                COMMERZBANK AG,
                                 CREDIT SUISSE,
                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                          NATIONSBANK OF TEXAS, N.A.,
                             ROYAL BANK OF CANADA,
                           THE TORONTO-DOMINION BANK,
                          U.S. NATIONAL BANK OF OREGON
                                      and
                     WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                 Co-Agents, and

                           THE CHASE MANHATTAN BANK,
                            as Administrative Agent


                          DATED AS OF AUGUST 28, 1996

-------------------------------------------------------------------------------

          SECOND AMENDMENT AND CONSENT, dated as of August 28, 1996 (this "Amendment"), among CASE EQUIPMENT LOAN TRUST 1994-B, a Delaware business trust (the "Borrower"), the financial institutions listed as Lenders on the signature pages of this Amendment (individually, a "Lender," and collectively, the "Lenders") and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), amending the Liquidity Agreement, dated as of June 23, 1994, (the "Liquidity Agreement"), as amended by the First Amendment to the Liquidity Agreement, dated as of August 1, 1994, among the Borrower, the financial institutions parties to the Liquidity Agreement on the date hereof (the "Existing Lenders") and the Administrative Agent.


                              W I T N E S S E T H:
                              - - - - - - - - - -


          WHEREAS, the Borrower has requested the Existing Lenders to agree to amend the Liquidity Agreement to, among other things, increase the Aggregate Commitment thereunder to $750,000,000, extend the Expiration Date (as each of such terms is defined in Appendix A to the Liquidity Agreement) and change certain pricing provisions thereof as set forth in this Amendment;

          WHEREAS, certain of the Existing Lenders are willing to agree to the amendments requested by the Borrower, and the other Existing Lenders, each of which is listed as an "Exiting Lender" on Annex A to this Amendment (individually, an "Exiting Lender", and collectively, the "Exiting Lenders"), will cease to be Lenders under the Liquidity Agreement on the Effective Date (as defined in Section 9 of this Amendment); and

          WHEREAS, certain financial institutions that are not now Lenders parties to the Liquidity Agreement, each of which is listed as a "New Lender" on Annex A to this Amendment (individually, a "New Lender", and collectively, the "New Lenders"), will become Lenders on the Effective Date, and the amounts of the Commitments (as defined in Appendix A to the Liquidity Agreement) of certain of the Existing Lenders under the Liquidity Agreement will change on the Effective Date;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. Defined Terms. Capitalized terms used in this Amendment shall have the respective meanings assigned to such terms in Appendix A to the Liquidity Agreement unless otherwise defined herein.

          2. Amendments to the Liquidity Agreement. The Liquidity Agreement is hereby amended as follows:

          (a) Section 2.9 is hereby amended by deleting the reference to ".25%" in the sixth line of said Section and by inserting ".125%" in lieu thereof; and

          (b) Section 2.13 is hereby amended by deleting the first sentence of subsection (b) of such Section in its entirety and inserting in lieu thereof the following new sentence:

          "Each ABR Loan shall bear interest at a rate per annum equal to the ABR plus the Applicable Margin, from and including the date such Loan (or portion thereof) is made or converted into an ABR Loan to but excluding the date of payment or conversion into a Eurodollar Loan."; and

          (c) Section 10.6 is hereby amended by deleting the reference to "$5,000,000" in the twentieth line of subsection (c) of said Section and by inserting "$10,000,000" in lieu thereof.

          3. Amendments to Appendix A to the Liquidity Agreement. Appendix A to the Liquidity Agreement is hereby amended as follows:

          (a) The definition of "Applicable Margin" is hereby amended to read in its entirety as follows:

               "`Applicable Margin' shall mean (i) on any date when the aggregate principal amount of the Loans outstanding is less than or equal to 50% of the Aggregate Commitment, with respect to (A) any Eurodollar Loan, .375% per annum and (B) any ABR Loan, 0% per annum, and (ii) on any date when the aggregate principal amount of the Loans outstanding is greater than 50% of the Aggregate Commitment, with respect to (A) any Eurodollar Loan, .50% per annum and (B) any ABR Loan, .125% per annum.";

          (b) The definition of "Available Purchase Amount" is hereby amended by deleting the reference to "$625,000,000" in said definition and inserting "$781,250,000" in lieu thereof;

          (c) The definition of "Expiration Date" is hereby amended by deleting the reference to "July 1997" in said definition and inserting "August 1999" in lieu thereof;

          (d) The definition of "Expiry Date" is hereby amended by deleting the reference to "July 1997" in said definition and inserting "August 1999" in lieu thereof;

          (e) The definition of "Maximum Aggregate Commitment" is hereby amended by deleting the reference to "$600,000,000" in said definition and inserting "$750,000,000" in lieu thereof;

          (f) The definition of "Obligor Limit" is hereby amended by deleting the reference to "$6,000,000" in said definition and inserting "$7,500,000" in lieu thereof;

          (g) The definition of "Reference Banks" is hereby amended to read in its entirety as follows:

               "`Reference Banks' shall mean the principal London offices of The Chase Manhattan Bank, Morgan Guaranty Trust Company of New York, and Credit Suisse.";

          (h) The definition of "Settlement Date" is hereby amended to read in its entirety as follows:

               "`Settlement Date' shall mean the 13th day of each month or, if any such day is not a Business Day, the next succeeding Business Day."; and

          (i) The definition of "Wind-Down Event" is hereby amended by deleting the reference to "$25,000,000" in clause (vii) of said definition and inserting "$60,000,000" in lieu thereof.

          4. Amendment to Schedule I. Schedule I to the Liquidity Agreement is hereby amended and restated to read in its entirety as set forth on Schedule I to this Amendment.

          5. New Lenders; Exiting Lenders. (a) As of the Effective Date, the New Lenders shall become Lenders parties to the Liquidity Agreement, and the terms "Lender" and "Lenders" as used in the Liquidity Agreement shall be deemed to include each New Lender. Each New Lender (i) hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Liquidity Agreement and the other Basic Documents as provided by the terms thereof and in accordance with Section 9 of the Liquidity Agreement and (ii) agrees that as of the Effective Date it will perform in accordance with their terms all of the obligations which by the terms of the Liquidity Agreement and the other Basic Documents are required to be performed by it as a Lender. As of the Effective Date, each New Lender shall have all the rights of a Lender under the Liquidity Agreement.

          (b) As of the Effective Date, the Commitments of each of the Exiting Lenders shall be terminated, and the Exiting Lenders shall no longer be parties to the Liquidity Agreement, provided that any indemnities or other agreements under the Liquidity Agreement or any other Basic Document which by their terms survive repayment of amounts payable thereunder shall survive repayment pursuant hereto with respect to the Exiting Lenders.

          6. No Other Amendments. Except as expressly stated herein, the provisions of the Liquidity Agreement and the Exhibits, Schedules and Appendices thereto are and shall remain in full force and effect.

          7. Consent to First Amendment to the Receivables Purchase Agreement. Each of the Administrative Agent and the Lenders hereby consents to the terms of the First Amendment to the Receivables Purchase Agreement substantially in the form of Exhibit A to this Amendment.

          8. Consent to First Amendment to the Loan and Security Agreement. Each of the Administrative Agent and the Lenders hereby consents to the terms of the First Amendment to the Loan and Security Agreement substantially in the form of Exhibit B to this Amendment.

          9. Consent to First Amendment to Certificate Purchase Agreement. (a) Each of the Administrative Agent and the Lenders hereby consents to the terms of the First Amendment to Certificate Purchase Agreement, dated as of August 23, 1996, among Monte Rosa Capital Corporation, Union Bank of Switzerland, New York Branch, and Case Receivables II Inc., as Depositor and as Seller, substantially in the form of Exhibit C-1 to this Amendment.

          (b) Each of the Administrative Agent and the Lenders hereby consents to the terms of the First Amendment to Certificate Purchase Agreement, dated as of August 23, 1996, among Monte Rosa Capital Corporation, Union Bank of Switzerland, New York Branch, and Case Receivables II Inc., as Depositor, substantially in the form of Exhibit C-2 to this Amendment.

          10. Conditions Precedent to Effectiveness. This Amendment shall be effective on and as of the date (the "Effective Date") when this Amendment has been duly executed and delivered by a duly authorized officer of the Owner Trustee, on behalf of the Borrower, and duly executed and delivered by the Administrative Agent and upon the satisfaction of each of the following conditions precedent:

          (a) Amendment. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by each of the Lenders;

          (b) Confirmation of Ratings. The Administrative Agent shall have received confirmation from each of the Rating Agencies that the amendments contemplated by this Amendment will not result in a withdrawal or downgrade of the ratings of the outstanding Commercial Paper Notes or the Trust Certificates;

          (c) Trust Certificates. Trust Certificates having an Aggregate OTC Amount at least equal to the Required OTC Amount shall have been issued;

          (d) Opinions. The Administrative Agent shall have received (i) an opinion of Mayer, Brown & Platt, counsel to Case Credit Corporation and Case Receivables II Inc., dated the Effective Date, in form and substance satisfactory to the Administrative Agent covering such matters as the Administrative Agent may reasonably request; (ii) an opinion of Richards, Layton & Finger, counsel to the Borrower, dated the Effective Date, in form and substance satisfactory to the Administrative Agent covering such matters as the Administrative Agent may reasonably request; (iii) an opinion of Simpson Thacher & Bartlett, special New York counsel to the New Lenders, dated the Effective Date, substantially to the effect set forth in Exhibit D to this Amendment; and (iv) an opinion of counsel to each New Lender which is not a national bank or New York bank (which counsel shall be satisfactory to each of the Rating Agencies), dated the Effective Date, substantially to the effect set forth in Exhibit E to this Amendment and, if such New Lender is a branch of a Person organized under the laws of a jurisdiction other than the United States of America or any State thereof, an opinion of counsel to each such New Lender, dated the Effective Date, substantially to the effect set forth in Exhibit F to this Amendment;

          (e) Closing Certificates. The Administrative Agent shall have received from each Existing Lender a certificate, dated the Effective Date, duly executed by an authorized officer thereof, substantially in the form of Exhibit G to this Amendment; and

          (f) Proceedings. All corporate and other proceedings and all other documents and legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in form and substance to the Administrative Agent and its counsel.

The Administrative Agent will notify the Rating Agencies of the effectiveness of this Amendment.

          11. Representations and Warranties. The Borrower represents and warrants that:

          (a) the representations and warranties of the Borrower contained in the Liquidity Agreement (as amended hereby) are true and correct in all material respects on and as of the Effective Date as if made on and as of the Effective Date; and

          (b) no Default has occurred and is continuing on and as of the Effective Date.

          12. Governing Law; Counterparts. (a) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          (b) This Amendment may be executed in any number of counterparts, all of which counterparts, taken together, shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                         CASE EQUIPMENT LOAN TRUST 1994-B

                         By:  The Chase Manhattan Bank (USA),
                              not in its individual capacity
                              but solely as Owner Trustee

                              By:
                                 --------------------------
                                Title:


                         THE CHASE MANHATTAN BANK, as Lender and Administrative Agent


                         By:      /s/ Steve Faliski
                            -------------------------------
                           Title:


                         BANK OF MONTREAL


                         By:      /s/ Michael Pincus
                            -------------------------------
                           Title:


                         THE BANK OF NEW YORK


                         By:       /s/ Mark Farnilo
                            -------------------------------
                           Title:


                         THE BANK OF NOVA SCOTIA


                         By:        /s/ John Malloy
                            -------------------------------
                           Title:

                         CANADIAN IMPERIAL BANK OF COMMERCE


                         By:     /s/ David Balderach
                            ------------------------------
                           Title:


                         CITIBANK, N.A.


                         By:       /s/ Richard Levin
                            ------------------------------
                           Title:


                         COMMERZBANK AG


                         By:       /s/ Paul Karlih
                            ------------------------------
                           Title:


                         CREDIT SUISSE


                         By:       /s/ Roger Saylor
                            ------------------------------
                           Title:


                         MORGAN GUARANTY TRUST COMPANY OF
                          NEW YORK


                         By:    /s/ Douglas Cruishank
                            ------------------------------
                           Title:

                         NATIONSBANK, N.A.


                         By: /s/ MATTHEW WALTERS
                            ------------------------------
                           Title:


                         ROYAL BANK OF CANADA


                         By: /s/ DENHAM TURTON
                            ------------------------------
                           Title:


                         TORONTO DOMINION (TEXAS), INC.


                         By: /s/ STEVEN WATTS
                            ------------------------------
                           Title:


                         THE SANWA BANK, LIMITED, CHICAGO BRANCH


                         By: /s/ JEFFREY ORR
                            ------------------------------
                           Title:


                         CAISSE NATIONALE DE CREDIT AGRICOLE


                         By: /s/ LAWRENCE GRANT
                            ------------------------------
                           Title:


                         THE BANK OF TOKYO-MITSUBISHI, LTD


                         By: /s/ WAYNE YAMANAKA
                            ------------------------------
                           Title:

                         THE NORTHERN TRUST COMPANY


                         By: /s/ JULIE WIGDALE
                            ------------------------------
                           Title:

                         BANQUE NATIONALE DE PARIS, CHICAGO BRANCH


                         By: /s/ JO ELLEN BENDER
                            ------------------------------
                           Title:


                         U.S. NATIONAL BANK OF OREGON


                         By: /s/ TOM LEE
                            ------------------------------
                           Title:


                         WESTDEUTSCHE LANDESBANK GIROZENTRALE


                         By: /s/ MATT TALLO
                            ------------------------------
                           Title:


                         BANK AUSTRIA AKTIENGESELLSCHAFT


                         By: /s/ JEANINE BALL
                            ------------------------------
                           Title:

                         AUSTRALIA AND NEW ZEALAND BANKING
                          GROUP LIMITED


                          By: /s/ KEN SCHAEFER
                             -----------------------------
                            Title:



                         BANK OF HAWAII


                         By: /s/ DONNA PARKER
                            ------------------------------
                           Title:


                         THE INDUSTRIAL BANK OF JAPAN, LIMITED-
                          CHICAGO BRANCH


                         By: /s/ STEVE RYAN
                            ------------------------------
                           Title:


                         NORDDEUTSCHE LANDESBANK GIROZENTRALE-
                          CAYMAN ISLANDS BRANCH


                         By: /s/ PETER FRANK-KITT
                            ------------------------------
                           Title:

                                                                         ANNEX A
                                                                         -------

                                EXITING LENDERS
                                      AND
                                  NEW LENDERS


Exiting Lenders
---------------

     Banque Francaise du Commerce Exterieur

     The Dai-Ichi Kangyo Bank, Ltd.

     Deutsche Bank AG

     Dresdner Bank A.G.

     Peoples Security Life Insurance Company


New Lenders
-----------

     The Industrial Bank of Japan, Limited-Chicago Branch

     Norddeutsche Landesbank Girozentrale, Cayman Islands Branch and/or New York Branch

     The Toronto-Dominion Bank

                                                                      SCHEDULE I
                                                                      ----------


                                  COMMITMENTS

Name and Address                                                     Amount of
   of Lender                                                        Commitment
----------------                                                   ------------
THE CHASE MANHATTAN BANK                                            $65,000,000
10 S. LaSalle Street
23rd Floor
Chicago, IL  60603
Cynthia Berkshire
Tel # 312-807-4029
Fax # 312-346-9310

CAISSE NATIONALE DE CREDIT AGRICOLE                                 $50,000,000
55 East Monroe Street
Chicago, IL  60603
Laurence Grant
Tel # 312-917-7456
Fax # 312-372-2830

CREDIT SUISSE                                                       $50,000,000
12 East 49th Street
New York, NY  10017
Roger Saylor
Tel # 212-238-5378
Fax # 212-238-5332

MORGAN GUARANTY TRUST COMPANY OF NEW YORK                           $50,000,000
60 Wall Street - 22nd Floor
New York, NY  10260
Charles King
Tel # 212-648-7138
Fax # 212-648-5336

THE BANK OF NOVA SCOTIA                                             $40,000,000
600 Peachtree Street NE
Suite 2700
Atlanta, GA  30308
Shannon Law
Tel # 404-877-1561
Fax # 404-888-8998

Name and Address                                                     Amount of
   of Lender                                                        Commitment
----------------                                                   ------------
CANADIAN IMPERIAL BANK OF COMMERCE                                  $40,000,000
909 Fannin Street
Suite 1200
Houston, TX  77010
David Balderach
Tel # 713-655-5218
Fax # 713-650-3727

CITIBANK, N.A.                                                      $40,000,000
200 South Wacker Drive
31st Floor
Chicago, IL  60606
Peter Koesler
Tel # 312-993-3226
Fax # 312-993-1050

COMMERZBANK AG                                                      $40,000,000
311 South Wacker Drive
Chicago, IL  60606
Helmut Tollner
Tel # 312-435-1000
Fax # 312-436-1485

NATIONSBANK, N.A.                                                   $40,000,000
233 South Wacker Drive
Suite 2800
Chicago, IL  60606
Percy L. Berger
Tel # 312-234-5642
Fax # 312-234-5601

U.S. NATIONAL BANK OF OREGON                                        $40,000,000
555 S.W. Oak Street
Suite 400
Portland, OR  97204
Thomas Lee
Tel # 503-275-5381
Fax # 503-275-4267



Name and Address                                                     Amount of
   of Lender                                                        Commitment
----------------                                                   ------------
WESTDEUTSCHE LANDESBANK GIROZENTRALE                                $40,000,000
181 West Madison Street
Suite 4850
Chicago, IL  60602
John Hall
Tel # 312-553-1600
Fax # 312-553-1609

BANK OF MONTREAL                                                    $35,000,000
115 South LaSalle Street
Chicago, IL  60603
Michael Pincus
Tel # 312-750-1797
Fax # 312-750-6057

THE BANK OF NEW YORK                                                $30,000,000
One Wall Street
19th Floor
New York, NY  10286
Wesley Towns
Tel # 212-635-1197
Fax # 212-635-1208

BANQUE NATIONALE DE PARIS, CHICAGO BRANCH                           $30,000,000
209 South LaSalle Street
Suite 500
Chicago, IL  60604
Jo Ellen Bender
Tel # 312-977-2225
Fax # 312-977-1380

ROYAL BANK OF CANADA                                                $30,000,000
One Financial Square
New York, NY  10005-3531
Kathleen O'Neill
Tel # 212-428-6284
Fax # 212-428-2304


Name and Address                                                     Amount of
   of Lender                                                        Commitment
----------------                                                   ------------
THE TORONTO-DOMINION BANK                                           $30,000,000
70 West Madison, Suite 6430
Chicago, IL  60602-4227
Stephen Watts
Tel # 312-993-3407
Fax # 312-993-3414

BANK AUSTRIA AKTIENGESELLSCHAFT                                     $20,000,000
565 Fifth Avenue
28th Floor
New York, NY  10017
Janine Bell
Tel # 212-880-1075
Fax # 212-880-1060

THE BANK OF TOKYO-MITSUBISHI, LTD.                                  $20,000,000
227 West Monroe Street
S-2300
Chicago, IL  60606
Wayne Yamanaka
Tel # 312-696-4664
Fax # 312-696-4535

AUSTRALIA AND NEW ZEALAND BANKING
  GROUP LIMITED                                                     $10,000,000
1177 Avenue of the Americas
New York, NY  10036-2798
Ken Schaefer
Tel # 212-801-9124
Fax # 212-801-9131

BANK OF HAWAII                                                      $10,000,000
1839 S. Alma School Road
Suite 150
Mesa, AZ  85210
Donna Parker
Tel # 602-752-8012
Fax # 602-752-8007


Name and Address                                                     Amount of
   of Lender                                                        Commitment
----------------                                                   ------------
THE INDUSTRIAL BANK OF JAPAN, LIMITED-
  CHICAGO BRANCH                                                    $10,000,000
AT&T Corporate Center
227 West Monroe Street
Chicago, IL  60606
Mary Osako
Tel # 312-855-8261
Fax # 312-855-8200

NORDDEUTSCHE LANDESBANK GIROZENTRALE-                               $10,000,000
  CAYMAN ISLANDS BRANCH AND/OR
  NEW YORK BRANCH
1270 Avenue of the Americas
14th Floor
New York, NY  10020
(Ms.) Petra Frank-Witt
Tel # 212-332-8608
Fax # 212-332-8660

THE NORTHERN TRUST COMPANY                                          $10,000,000
50 South LaSalle Street
B/11
Chicago, IL  60675
Julie Wigdale
Tel # 312-444-4569
Fax # 312-444-3508

THE SANWA BANK, LIMITED, CHICAGO BRANCH                             $10,000,000
10 South Wacker Drive
Chicago, IL  60606
Gordon Holtby
Tel # 312-993-4325
Fax # 312-346-6677
                                                                    ------------
Maximum Aggregate Commitment                                        $750,000,000


                                                                       EXHIBIT A
                                                                       ---------

          FIRST AMENDMENT (this "Amendment"), dated as of August __, 1996, to the Receivables Purchase Agreement, dated as of August 1, 1994 (the "Receivables Purchase Agreement"), between Case Receivables II Inc. ("CRC") and Case Credit Corporation ("Case Credit").


                             W I T N E S S E T H :
                             -------------------


          WHEREAS, Case Credit and CRC are parties to the Receivables Purchase Agreement and desire to amend certain provisions of the Receivables Purchase Agreement in the manner and as more fully set forth herein; and

          WHEREAS, Case Credit and CRC have received the written consent of the Administrator, the Administrative Agent and the Majority Lenders to this Amendment;

          NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:

          1. Defined Terms. Capitalized terms used in this Amendment shall have the respective meanings assigned to such terms in the Receivables Purchase Agreement unless otherwise defined herein.

          2.  Amendment of Section 2.7 of the Receivables Purchase Agreement.
Section 2.7 of the Receivables Purchase Agreement is hereby amended by deleting the reference to ".25" in the fourth line of said Section and inserting ".125" in lieu thereof.

          3. Ratification and Confirmation of the Receivables Purchase Agreement. Except as so modified pursuant to this Amendment, the Receivables Purchase Agreement is ratified and confirmed in all respects.

          4. Representations and Warranties. Case Credit represents and warrants that:

          (a) the representations and warranties of Case Credit contained in the Receivables Purchase Agreement (as amended hereby) are true and correct in all material respects on and as of the Effective Date as if made on and as of the Effective Date; and

          (b) no Termination Event has occurred and is continuing on and as of the Effective Date.

          5. Conditions Precedent to Effectiveness. This Amendment shall be effective on and as of the date (the "Effective Date") when this Amendment has been duly executed and delivered by duly authorized officers of CRC and Case Credit and upon effectiveness of the Second Amendment and Consent, dated as of August __, 1996, to the Liquidity Agreement.

          6. Governing Law; Counterparts. (a) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          (b) This Amendment may be executed in any number of counterparts, all of which counterparts, taken together, shall constitute one and the same instrument.


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                              CASE CREDIT CORPORATION


                              By: ____________________________________
                                  Title:


                              CASE RECEIVABLES II INC.


                              By: ____________________________________
                                  Title:


Consented to:
CASE CREDIT CORPORATION,
 as Administrator

By: _____________________________________
    Title:

                                                                       EXHIBIT B
                                                                       ---------

          FIRST AMENDMENT (this "Amendment"), dated as of August __, 1996, to the Loan and Security Agreement, dated as of August 1, 1994 (the "Loan Agreement"), between Case Receivables II Inc. ("CRC") and Case Equipment Loan Trust 1994-B (the "Trust").


                             W I T N E S S E T H :
                             -------------------


          WHEREAS, CRC and the Trust are parties to the Loan Agreement and desire to amend certain provisions of the Loan Agreement in the manner and as more fully set forth herein; and

          WHEREAS, CRC and the Trust have received the written consent of the Administrator, the Administrative Agent and the Majority Lenders to this Amendment;

          NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:

          1. Defined Terms. Capitalized terms used in this Amendment shall have the respective meanings assigned to such terms in the Loan Agreement unless otherwise defined herein.

          2.   Amendment of Section 2.4 of the Loan Agreement.    Section 2.4 of
the Loan Agreement is hereby amended by deleting the reference to ".25" in the fourth line of said Section and inserting ".125" in lieu thereof.

          3. Ratification and Confirmation of the Loan Agreement. Except as so modified pursuant to this Amendment, the Loan Agreement is ratified and confirmed in all respects.

          4. Representations and Warranties. CRC represents and warrants that:

          (a) the representations and warranties of CRC contained in the Loan Agreement (as amended hereby) are true and correct in all material respects on and as of the Effective Date as if made on and as of the Effective Date; and

          (b) no CRC Event of Default has occurred and is continuing on and as of the Effective Date.

                                                                               3
          5. Conditions Precedent to Effectiveness. This Amendment shall be effective on and as of the date (the "Effective Date") when this Amendment has been duly executed and delivered by a duly authorized officer of the Owner Trustee, on behalf of the Trust, and duly executed and delivered by CRC and upon effectiveness of the Second Amendment and Consent, dated as of August __, 1996, to the Liquidity Agreement.

          6. Governing Law; Counterparts. (a) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          (b) This Amendment may be executed in any number of counterparts, all of which counterparts, taken together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                          CASE EQUIPMENT LOAN TRUST 1994-B
                                          --------------------------------

                              By:   The Chase Manhattan Bank (USA),
                                    not in its individual capacity
                                    but solely as Owner Trustee

                                    By: _______________________________________
                                        Title:


                              CASE RECEIVABLES II INC.


                                    By: _______________________________________
                                        Title:

Consented to:
CASE CREDIT CORPORATION,
 as Administrator

By: _____________________________________
    Title:

                                                                               5
                                                                  EXHIBIT C

     FIRST AMENDMENT TO CERTIFICATE PURCHASE AGREEMENT, dated as of August 30, 1996 (this "Amendment"), among MONTE ROSA CAPITAL CORPORATION, as the Purchaser (herein sometimes called the "Purchaser" and sometimes called "MRCC"), UNION BANK OF SWITZERLAND, NEW YORK BRANCH, as agent (the "MRCC Agent"), and CASE RECEIVABLES II INC. ("CRC"), as Depositor ("the "Depositor").

                                   WITNESSETH

     WHEREAS, the Purchaser, the MRCC Agent, and CRC as the Depositor and as Seller (the "Seller") have heretofore entered into a Certificate Purchase Agreement dated as of October 17, 1994 (the "CRC Certificate Purchase Agreement"); and

     WHEREAS, the Purchaser, the MRCC Agent, the Depositor and the Seller now desire to amend the CRC Certificate Purchase Agreement in certain respects, as hereinafter provided;

     NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, the parties hereby agree as follows:

     SECTION I.  DEFINITIONS.

     A. Defined Terms. Capitalized terms used in this Amendment shall have the respective meanings assigned to such terms in the CRC Certificate Purchase Agreement, unless otherwise defined herein.

     SECTION II. AMENDMENTS. Section 2.1(a) of the CRC Certificate Purchase Agreement is hereby amended by deleting the third sentence thereof and substituting the following sentence in lieu therefor:

     "The Depositor agrees that from and after the date hereof to and including August 30, 1996 the Applicable OTC Margin with respect to the CRC Certificate and any Trust Certificate issued in replacement or substitution therefor shall, subject to Section 2.1(d), be the same as that described in the immediately preceding sentence, and thereafter the Applicable OTC Margin with respect thereto shall be .625 per annum for each Accrual Period commencing prior to September 13, 1999, and .875 per annum for each Accrual Period commencing on or after September 13, 1999."

     SECTION III.   CONDITIONS.

     A. Conditions to Effectiveness. The effectiveness of this Amendment is conditioned upon (i) the execution and delivery and satisfaction of all conditions precedent to the Second Amendment to the Liquidity Agreement in substantially the form of Exhibit A hereto and (ii) the execution and delivery of this Amendment by each of the Purchaser, the Seller, the Depositor and the MRCC Agent on or prior to September 3, 1996.

     SECTION IV.    MISCELLANEOUS.

     A. Successors and Assigns. All covenants and agreements contained in this Amendment by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not; provided that the Purchaser shall not assign or transfer the MRCC Certificate, or any or all its rights, title or interest hereunder or thereunder except in compliance with Section 12.9 of the Trust Agreement and with the prior written consent of the Administrator (which shall not be unreasonably withheld); provided, however, that the Purchaser shall and may pledge, or grant a security interest in, or transfer in trust, the Chemical Certificate or any Trust Certificate issued in substitution or replacement therefor as set forth in Section 4(a) of the CRC Certificate Purchase Agreement.

     B. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     C. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     D. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     E. Submission To Jurisdiction; Waivers. Each of the parties hereto hereby irrevocably and unconditionally:

          1. submits for itself and its property in any legal action or proceeding relating to this Amendment, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          2. consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          3. agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth in subsection 6.2 to the CRC Certificate Purchase Agreement;

          4. agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          5. waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

     F. WAIVERS OF JURY TRIAL. THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

     G. Ratification of CRC Certificate Purchase Agreement. This Amendment shall be deemed to be an amendment to the CRC Certificate Purchase Agreement, and the CRC Certificate Purchase Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Certificate Purchase Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Certificate Purchase Agreement as amended hereby.

                                                                               8
     IN WITNESS WHEREOF, the Purchaser, the Depositor and the MRCC Agent have executed this Amendment as of the day and year first above written.


                              MONTE ROSA CAPITAL CORPORATION,
                                as Purchaser

                                By:  UNION BANK OF SWITZERLAND,
                                        as Attorney-in-Fact


                              By:
                              Title:

                              By:
                              Title:



                              UNION BANK OF SWITZERLAND, NEW YORK
                                BRANCH, as Agent


                              By:
                              Title:


                              By:
                              Title:


                              CASE RECEIVABLES II INC.,
                                as Depositor and as Seller

                              By:
                              Title:

                                                                       EXHIBIT D
                                                                       ---------
                                         August __, 1996



 To the Persons Listed on
  Annex I Hereto

 Ladies and Gentlemen:

          We have acted as special New York counsel to the financial institutions listed on Schedule A-1 to this opinion letter (the "Foreign Liquidity Lenders") and to the financial institutions listed on Schedules A-2, A-3 and A-4 to this opinion letter (the "Domestic Liquidity Lenders"), in connection with the execution and delivery by certain branches of the Foreign Liquidity Lenders listed on Schedules A-5, A-6 and A-7 of this opinion letter (each of such branches being hereinafter referred to as a "Foreign Liquidity Branch") and by the Domestic Liquidity Lenders of the Second Amendment and Consent dated as of August __, 1996 (the "Amendment") among Case Equipment Loan Trust 1994-B, a Delaware business trust (the "Issuer"), the financial institutions parties thereto, including the Foreign Liquidity Lenders acting through their respective Foreign Liquidity Branches, and the Domestic Liquidity Lenders (the "Lenders") and The Chase Manhattan Bank, as administrative agent (the "Administrative Agent"), amending a Liquidity Agreement dated as of June 23, 1994 (as amended, the "Liquidity Agreement") among the Issuer, the financial institutions parties thereto and the Administrative Agent.

          This opinion is furnished to you pursuant to subsection 9(d) of the Amendment. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in Appendix A to the Liquidity Agreement. References to Schedules, unless otherwise indicated, refer to the Schedules appended to this opinion letter.

          In so acting, we have examined the executed counterparts of the Amendment and the Liquidity Agreement and each exhibit and schedule thereto. We have also examined and relied upon originals or copies, certified or otherwise identified to our satisfaction, of such other documents, certificates, corporate records and other

The Persons Listed on
 Annex I Hereto                    -2-                           August  , 1996


instruments, and have made such other and further investigations, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

          As to questions of fact we have relied upon the documents we have examined or upon certificates and statements of officers of the Foreign Liquidity Lenders, the Domestic Liquidity Lenders and of public officials. In our examination we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified copies or photocopies and the authenticity of the originals of such latter documents.

          With your permission, based in part upon and without any independent investigation of a certificate of each of the Domestic Liquidity Lenders and the Foreign Liquidity Branches (a copy of each of which is attached hereto as Annex
II), we have assumed that:

          (a) each Domestic Liquidity Lender listed on Schedule A-4 and each Foreign Liquidity Lender has been duly organized and is validly existing under the laws of its jurisdiction of organization;

          (b) each Domestic Liquidity Lender listed on Schedule A-4 and each Foreign Liquidity Lender has all requisite power and authority under the laws of its jurisdiction of organization to execute, deliver and perform the Liquidity Agreement;

          (c) each Domestic Liquidity Lender listed on Schedule A-4 and each Foreign Liquidity Branch listed on Schedule A-7 is licensed by the superintendent of banks (or other similar government official) of the state in which such Domestic Liquidity Lender or such Foreign Liquidity Branch is located and each such Domestic Liquidity Lender and each such Foreign Liquidity Branch is qualified to do business as a banking corporation or as a state branch of the related Foreign Liquidity Lender, respectively, in accordance with the provisions of the banking law of such state;

          (d) the Amendment has been duly authorized, executed and delivered by each of the parties thereto, including the Foreign Liquidity Lenders acting through their respective Foreign Liquidity Branches and the Domestic Liquidity Lenders, and no further corporate action on the part of the Foreign Liquidity Lenders acting through their respective Foreign Liquidity Branches

The Persons Listed on
 Annex I Hereto                       -3-                        August  , 1996


     or on the part of the Domestic Liquidity Lenders, as the case may be, is required in connection with the execution, delivery and performance of the Amendment or the Liquidity Agreement;

          (e) the execution, delivery and performance of the Amendment and the Liquidity Agreement by each Foreign Liquidity Branch and Domestic Liquidity Lender do not and will not violate the organizational documents of the related Foreign Liquidity Lender or such Domestic Liquidity Lender, as the case may be, or any contract or undertaking to which such Foreign Liquidity Branch or the related Foreign Liquidity Lender or such Domestic Liquidity Lender, as the case may be, is a party or to which it is bound or the legal lending limit applicable to such Foreign Liquidity Branch or such Domestic Liquidity Lender, as the case may be, or any provision of the laws of (i) the state, if other than New York, wherein the principal banking office of such Domestic Liquidity Lender is located and (ii) the jurisdiction of organization of such Foreign Liquidity Lender; and

          (f) the obligation of each Foreign Liquidity Branch and of each Domestic Liquidity Lender listed on Schedule A-4 to make Refunding Loans under the Liquidity Agreement constitutes the valid and legally binding obligations of such Foreign Liquidity Branch and the related Foreign Liquidity Lender and of such Domestic Liquidity Lender, as the case may be, under the laws of (i) the state, if other than New York, wherein the principal banking office of such Domestic Liquidity Lender is located and
     (ii) the jurisdiction of organization of such Foreign Liquidity Lender.

          Based upon the foregoing and subject to the limitations and qualifications herein set forth, we hereby advise you that in our opinion:

          1. Each Domestic Liquidity Lender listed on Schedule A-2 is a national banking association organized under the laws of the United States.

          2. Each Domestic Liquidity Lender listed on Schedule A-3 is licensed by the Superintendent of Banks of the State of New York and qualified to do business as a New York banking corporation in accordance with the provisions of the Banking Law of the State of New York.

          3. Each Foreign Liquidity Lender having a Foreign Liquidity Branch listed on Schedule A-5 has been authorized by the Comptroller of the

The Person Listed on
 Annex I Hereto                      -4-                       August   , 1996


     Currency to establish and operate such Foreign Liquidity Branch in conformity with the laws of the United States.

          4. Each Foreign Liquidity Branch listed on Schedule A-6 is licensed by the Superintendent of Banks of the State of New York and qualified to do business as a New York branch of the related Foreign Liquidity Lender in accordance with the provisions of Article V of the Banking Law of the State of New York.

          5. Each Domestic Liquidity Lender listed on Schedule A-2 and each Foreign Liquidity Branch listed on Schedule A-5 has the power and authority under title 12 of the United States Code to enter into the Liquidity Agreement and to make Refunding Loans thereunder.

          6. Each Domestic Liquidity Lender listed on Schedule A-3 and each Foreign Liquidity Branch listed on Schedule A-6 has the power and authority under the Banking Law of the State of New York to enter into the Liquidity Agreement and to make Refunding Loans thereunder.

          7. The Liquidity Agreement, including the obligation of each Foreign Liquidity Branch and Domestic Liquidity Lender to make Refunding Loans thereunder in accordance with the terms thereof, constitutes a valid and legally binding obligation of such Foreign Liquidity Branch or Domestic Liquidity Lender, as the case may be, severally and not jointly and only to the extent of such Foreign Liquidity Branch's or Domestic Liquidity Lender's Commitment, enforceable against such Foreign Liquidity Branch or Domestic Liquidity Lender in accordance with its terms, subject to the effects of bankruptcy, insolvency, receivership, conservatorship, liquidation, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting rights of creditors generally or of creditors of banks the accounts of which are insured by the Federal Deposit Insurance Corporation, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and, in the case of such Foreign Liquidity Branch or the related Foreign Liquidity Lender, the possible judicial application of foreign laws or foreign governmental action or judicial action affecting creditors' rights.

          Our opinion with respect to the enforceability of the obligation of each Foreign Liquidity Branch under the Liquidity Agreement relates only to the enforceability of the same against such Foreign Liquidity Branch. We express no opinion as to

The Persons Listed on
 Annex I Hereto                        -5-                      August   , 1996


enforceability by the Issuer of its right to receive Refunding Loans in the event of the Issuer's bankruptcy.

          We are members of the Bar of the State of New York and we do not express any opinion herein concerning any law other than the law of the State of New York and the federal law of the United States of America.

          This opinion is rendered to the persons listed on Annex I hereto in connection with the above-described transaction. This opinion may not be relied upon by such persons for any other purpose, or relied upon by or furnished to any other person, firm or corporation without our prior written consent, except that copies of this opinion may be furnished to Standard & Poor's Ratings Service and Moody's Investors Service, each of which may rely upon this opinion as if it were addressed to it.

                                         Very truly yours,



                                         SIMPSON THACHER & BARTLETT

                                                                    SCHEDULE A-1


                           FOREIGN LIQUIDITY LENDERS

                                                                    SCHEDULE A-2


                  DOMESTIC LIQUIDITY LENDERS - NATIONAL BANKS

                                                                    SCHEDULE A-3


                DOMESTIC LIQUIDITY LENDERS - NY CHARTERED BANKS

                                                                    SCHEDULE A-4


              DOMESTIC LIQUIDITY LENDERS - STATE (OTHER THAN NY)
                                CHARTERED BANKS

                                                                    SCHEDULE A-5


                FOREIGN LIQUIDITY BRANCHES - NATIONAL BRANCHES

                                                                    SCHEDULE A-6


              FOREIGN LIQUIDITY BRANCHES - NY CHARTERED BRANCHES

                                                                    SCHEDULE A-7


              FOREIGN LIQUIDITY BRANCHES - STATE (OTHER THAN NY)
                              CHARTERED BRANCHES

                                    ANNEX I
                                    -------


Standard & Poor's Ratings Services
Structure Finance
26 Broadway, 10th Floor
New York, New York 10004-1064

 Attn:      Romita Shetty
 Telecopy:  (212) 412-0225


Moody's Investors Services, Inc.
ABS Monitoring Department
99 Church Street, 4th Floor
New York, New York 10007

 Attn:      Bruce Fabrikant
 Telecopy:  (212) 553-0573/3856


Case Equipment Loan Trust 1994-B
c/o The Chase Manhattan Bank (USA)
802 Delaware Avenue, 13th Floor
Wilmington, DE 19801

 Attn:      John Mack
            Senior Vice President
            Corporate Trust Department
 Telecopy:  (302) 575-5467


Case Credit Corporation
233 Lake Avenue
Racine, Wisconsin  53403

 Attn:      Robert Wegner
            Vice President
 Telecopy:  (414) 636-6284

                                                                               2
The Chase Manhattan Bank, Administrative Agent
140 East 45th Street, 29th Floor
New York, New York 10017

 Attn:      Christopher Consomer
 Telecopy:  (212) 622-0122


Chase Securities Inc.
Banking and Corporate Finance Group
Ten South LaSalle Street
Chicago, Illinois 60603-1097

 Attn:      Steve Faliski
 Telecopy:  (312) 443-1964


Norwest Bank Minnesota, National Association
Norwest Center
6th and Marquette
Minneapolis, Minnesota 55479

 Attn:      Corporate Trust Department
 Telecopy:  (612) 667-9824


Hopkins & Sutter
Three First National Plaza
Chicago, Illinois  60602

 Attn:      David Morrow
 Telecopy:  (312) 558-6538

                                   ANNEX II
                                   --------


                                 CERTIFICATE OF
             [DOMESTIC LIQUIDITY LENDER] [FOREIGN LIQUIDITY BRANCH]


          Reference is made to that certain Second Amendment and Consent dated as of August __, 1996 (the "Amendment") among Case Equipment Loan Trust 1994-B, a Delaware business trust (the "Issuer"), [NAME OF DOMESTIC LIQUIDITY LENDER OR FOREIGN LIQUIDITY LENDER] [(THE "LENDER")],[ ACTING THROUGH ITS [NAME OF STATE] BRANCH], the other financial institutions parties thereto and The Chase Manhattan Bank, as administrative agent (the "Administrative Agent"), amending the Liquidity Agreement dated as of June 23, 1994 (as amended, the "Liquidity Agreement"), among the Issuer, the financial institutions parties thereto and the Administrative Agent.

          The Lender does hereby certify to Simpson Thacher & Bartlett, and hereby authorizes Simpson Thacher & Bartlett to rely on, and make assumptions with respect to, the following in connection with Simpson Thacher & Bartlett's issuance of an opinion as special New York counsel to the undersigned in connection with the execution, delivery and performance by the undersigned of the Amendment:

          (i) The Amendment and the Liquidity Agreement have been duly authorized by the Lender and the Amendment has been duly executed and delivered on behalf of the Lender by the person or persons executing the same, and no further action on the part of the Lender is required in connection therewith; and

          (ii) The execution, delivery and performance of the Amendment and the Liquidity Agreement by the Lender does not and will not violate the organizational documents of the Lender or any contract or undertaking to which such Lender is a party or to which it is bound or the legal lending limit applicable to such Lender.

          IN WITNESS WHEREOF, [NAME(S)], the duly qualified and acting [TITLE(S)][, RESPECTIVELY,] of the Lender, have hereunto set [HIS] [HER] [THEIR] hands this ____ day of ________, 1996 in the name of and on behalf of the Lender.


                              [LENDER]

                              By: ______________________________________________
                                Title:


                              [BY:
                              ______________________________________________
                                TITLE:]

                                                                       EXHIBIT E
                                                                       ---------



               [FORM OF OPINION OF COUNSEL TO DOMESTIC LENDERS OR
                FOREIGN BRANCHES ORGANIZED OUTSIDE OF NEW YORK]



                                                            August __, 1996


The Persons Listed on
Annex I Hereto

Ladies and Gentlemen:

          We have acted as special [name of state] counsel to [name of Lender] (the "Lender") in connection with the execution and delivery by [the Lender] [, acting through its [name of state] branch of the Lender (the "Branch"),] of the Second Amendment and Consent, dated as of August __, 1996 (the "Amendment"), among Case Equipment Loan Trust 1994-B, a Delaware business trust (the "Issuer"), the Lender [acting through the Branch], the other financial institutions parties thereto, and The Chase Manhattan Bank, as administrative agent (the "Administrative Agent"), amending a Liquidity Agreement dated as of June 23, 1994 (as amended, the "Liquidity Agreement") among the Issuer, the financial institutions parties thereto and the Administrative Agent.

          This opinion is furnished to you pursuant to subsection 9(d) of the Amendment. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in Appendix A to the Liquidity Agreement.

          In so acting, we have examined executed counterparts (or photocopies thereof) of the Amendment and the Liquidity Agreement and each exhibit and schedule thereto. We have also examined and relied upon originals or copies, certified or otherwise identified to our satisfaction, of such other documents, certificates, corporate records and other instruments, and have made such other and further investigations, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

          As to questions of fact we have relied upon the documents we have examined or upon certificates and statements of officers of the Lender and of public officials. In our examination we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified or photocopies and the authenticity of the originals of such latter documents.

The Persons Listed on
 Annex I Hereto                        -2-                      August__, 1996


          [IF A FOREIGN BRANCH: With your permission, based in part upon and without any independent investigation of a certificate of the Branch (a copy of which is attached hereto as Annex II), we have assumed that:

          (a) the Lender has been duly organized and is validly existing under the laws of its jurisdiction of organization;

          (b) the Lender has all requisite power and authority under the laws of its jurisdiction of organization to execute, deliver and perform the Liquidity Agreement;

          (c) the Amendment has been duly authorized, executed and delivered by each of the parties thereto, including the Lender acting through the Branch, and no further corporate action on the part of the Lender acting through the Branch is required in connection with the execution, delivery and performance of the Liquidity Agreement or the Amendment;

          (d) the execution, delivery and performance of the Liquidity Agreement and the Amendment by the Branch does not and will not violate the organizational documents of the Lender or any contract or undertaking to which such Branch or the Lender is a party or to which it is bound or any provision of the laws of the jurisdiction of organization of such Lender; and

          (e) the obligation of the Branch to make Refunding Loans under the Liquidity Agreement constitutes the legal, valid and binding obligations of the Branch and the Lender under the laws of the jurisdiction of organization of the Lender.]

          Based upon the foregoing and subject to the limitations and qualifications herein set forth, we hereby advise you that in our opinion:

          [IF A DOMESTIC BANK: 1. The Lender is a banking corporation duly organized and validly existing in good standing under the laws of [name of state] and has full corporate power and authority to execute, deliver and perform its obligations under the Amendment and the Liquidity Agreement.

          2. The Amendment has been duly authorized, executed and delivered by the Lender and no further corporate action on the part of the Lender is required in connection with the execution, delivery and performance of the Amendment or the Liquidity Agreement.

The Persons Listed on
   Annex I Hereto                      -3-                        August__, 1996

          3. The execution, delivery and performance of the Amendment and the Liquidity Agreement by the Lender do not and will not violate the charter or by-laws of the Lender or any provision of the law of the State of __________ or, to our knowledge, after due inquiry, any contract or undertaking to which the Lender is a party or to which it is bound.]

          [IF A FOREIGN BRANCH: 1. The Branch is licensed by the [Superintendent of Banks] of the State of __________ and qualified to do business as a [name of state] branch of the Lender in accordance with the provisions of the [Banking Law] of the State of ______________.

          2. The Branch has the power and authority under the [Banking Law] of the State of ___________ to enter into the Amendment and the Liquidity Agreement and to make Refunding Loans thereunder.]

          We are members of the Bar of the State of ________ and we do not express any opinion herein concerning any law other than the law of the State of ________ and the federal law of the United States of America.

          This opinion is rendered to the persons listed on Annex I hereto in connection with the above-described transaction. This opinion may not be relied upon by such persons for any other purpose, or relied upon by or furnished to any other person, firm or corporation without our prior written consent, except that copies of this opinion may be furnished to Standard & Poor's Ratings Service and Moody's Investors Service, each of which may rely upon this opinion as if it were addressed to it.

                                    Very truly yours,

                                    ANNEX I
                                    -------


Standard & Poor's Ratings Services
Structure Finance
26 Broadway, 10th Floor
New York, New York 10004-1064

 Attn:      Romita Shetty
 Telecopy:  (212) 412-0225


Moody's Investors Services, Inc.
ABS Monitoring Department
99 Church Street, 4th Floor
New York, New York 10007

 Attn:      Bruce Fabrikant
 Telecopy:  (212) 553-0573/3856


Case Equipment Loan Trust 1994-B
c/o The Chase Manhattan Bank (USA)
802 Delaware Avenue, 13th Floor
Wilmington, DE 19801

 Attn:      John Mack
            Senior Vice President
            Corporate Trust Department
 Telecopy:  (302) 575-5467


Case Credit Corporation
233 Lake Avenue
Racine, Wisconsin  53403

 Attn:      Robert Wegner
            Vice President
 Telecopy:  (414) 636-6284

The Chase Manhattan Bank, Administrative Agent
140 East 45th Street, 29th Floor
New York, New York 10017

 Attn:      Christopher Consomer
 Telecopy:  (212) 622-0122


Chase Securities Inc.
Banking and Corporate Finance Group
Ten South LaSalle Street
Chicago, Illinois 60603-1097

 Attn:      Steve Faliski
 Telecopy:  (312) 443-1964


Norwest Bank Minnesota, National Association
Norwest Center
6th and Marquette
Minneapolis, Minnesota 55479

 Attn:      Corporate Trust Department
 Telecopy:  (612) 667-9824


Hopkins & Sutter
Three First National Plaza
Chicago, Illinois  60602

 Attn:      David Morrow
 Telecopy:  (312) 558-6538


Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York  10017

                                   ANNEX II
                                   --------


                   CERTIFICATE OF [FOREIGN LIQUIDITY BRANCH]


          Reference is made to that certain Second Amendment and Consent, dated as of August __, 1996 (the "Amendment"), among Case Equipment Loan Trust 1994-B, a Delaware business trust (the "Issuer"), [name of Foreign Liquidity Lender] (the "Lender"), acting through its [name of state] branch] (the "Branch"), the other financial institutions parties thereto and The Chase Manhattan Bank, as administrative agent (the "Administrative Agent"), amending the Liquidity Agreement, dated as of June 23, 1994 (as amended, the "Liquidity Agreement"), among the Issuer, the financial institutions parties thereto and the Administrative Agent.

          The Branch does hereby certify to [name of counsel], and hereby authorizes [name of counsel] to rely on, and make assumptions with respect to, the following in connection with [name of counsel's] issuance of an opinion as special [name of state] counsel to the undersigned in connection with the execution, delivery and performance by the undersigned of the Amendment and the Liquidity Agreement:

          (i) The Amendment and the Liquidity Agreement have been duly authorized by the Lender, acting through the Branch, and the Amendment has been duly executed and delivered on behalf of the Lender by the person or persons executing the same, and no further action on the part of the Lender or the Branch is required in connection therewith; and

          (ii) The execution, delivery and performance of the Amendment and the Liquidity Agreement by the Lender does not and will not violate the organizational documents of the Lender or any contract or undertaking to which such Lender is a party or to which it is bound or the legal lending limit applicable to such Lender.

          IN WITNESS WHEREOF, [NAME(S)], the duly qualified and acting [TITLE(S)][, respectively,] of the Branch have hereunto set [his] [her] [their] hands this ____ day of _____ , 1996 in the name of and on behalf of the Branch.

                              [BRANCH]


                              By: __________________________
                                  Title:

                              [By:
                                  __________________________
                                  Title:]

                                                                       EXHIBIT F
                                                                       ---------


            [FORM OF OPINION OF FOREIGN COUNSEL TO A FOREIGN LENDER]


                                                            August __, 1996


To the Persons Listed
 on Annex I Hereto


Ladies and Gentlemen:

          In connection with the Second Amendment and Consent, dated as of August __, 1996 (the "Amendment"), among Case Equipment Loan Trust 1994-B, a Delaware business trust (the "Issuer"), [name of foreign lender] (the "Lender"), acting through its [name of state] branch (the "Branch"), the other financial institutions parties thereto, and The Chase Manhattan Bank, as administrative agent (the "Administrative Agent"), amending a Liquidity Agreement, dated as of June 23, 1994 (as amended, the "Liquidity Agreement"), among the Issuer, the financial institutions parties thereto and the Administrative Agent, the undersigned, as counsel for the Lender, has examined such corporate records, certificates and other documents and such questions of law as I have considered necessary and appropriate for purposes of this opinion. In my examination, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals and the conformity to authentic, original documents of all documents submitted to me as certified, conformed or photostatic copies. No opinion is expressed herein as to the laws of any jurisdiction other than the laws of [country of organization].

          With your permission, based in part upon and without any independent investigation of an opinion of Simpson Thacher & Bartlett, I have assumed for the purpose of my opinion hereinafter expressed that the Liquidity Agreement will constitute the legal, valid and binding obligations of the Lender in accordance with New York law.

          Based on the foregoing, I advise you that, it is my opinion:

          1. The Lender is a banking corporation duly organized and validly existing in good standing under the laws of [name of country] and has full corporate power and authority to execute, deliver and perform its obligations under the Amendment and the Liquidity Agreement.

The Persons Listed on
   Annex I Hereto                      -2-                        August__, 1996



          2. The Amendment and the Liquidity Agreement have been duly authorized by the Lender, through the Branch.

          3. The Liquidity Agreement is enforceable in accordance with its terms against the Lender's head office in [name of country] if the Branch defaults in its obligations under such Liquidity Agreement or the Lender ceases to have a presence in the [name of state where Branch is located] except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          4. The choice of the law of the State of New York to govern the Liquidity Agreement is valid under the laws of [name of country] and a court in [name of country] would uphold such choice of law in a suit or other proceeding on the Liquidity Agreement brought in a court of [name of country], provided that the application of such law to the case would not result in a contravention of public policy of [name of country].

          5. Any final and conclusive judgement for a fixed and definite sum obtained against the Branch in any competent United States Federal or state court having jurisdiction over the branch in respect of any suit, action or proceeding against the Branch for the enforcement of the Liquidity Agreement will, upon request, be declared valid and enforceable against the Lender by the competent courts at the legal domicile of the Lender in [name of country] without relitigation of the matters adjudicated, provided that its contents are not contrary to, and the judgement has not been rendered in violation of, public policy of [name of country] and provided that due process was not denied and the same subject matter was not first brought or earlier adjudicated in another court.

          6. The obligations of the Lender under the Liquidity Agreement rank pari passu with all deposits and other unsecured obligations of the Lender.

          7. No license, consent or approval of, or registration with, any governmental department, agency, commission or regulatory authority of [name of country] is required in connection with the execution or performance of the Liquidity Agreement by the Lender, acting through the Branch, to make the Liquidity Agreement fully enforceable in accordance with its terms.

          I express no opinion as to the laws of any jurisdiction other than the laws of the [name of country].

The Persons Listed on
   Annex I Hereto                      -3-                        August__, 1996



          This opinion has been rendered solely for your benefit in connection with the Liquidity Agreement and the transactions contemplated thereby and may not be used, circulated, quoted, relied upon or otherwise referred to for any purpose without our prior written consent, except that copies of this opinion may be furnished to Standard & Poor's Ratings Service and Moody's Investors Service, each of which may rely upon this opinion as if it were addressed to it.

                                    Very truly yours,

                                    ANNEX I
                                    -------



Standard & Poor's Ratings Services
Structure Finance
26 Broadway, 10th Floor
New York, New York 10004-1064

 Attn:      Romita Shetty
 Telecopy:  (212) 412-0225


Moody's Investors Services, Inc.
ABS Monitoring Department
99 Church Street, 4th Floor
New York, New York 10007

 Attn:      Bruce Fabrikant
 Telecopy:  (212) 553-0573/3856


Case Equipment Loan Trust 1994-B
c/o The Chase Manhattan Bank (USA)
802 Delaware Avenue, 13th Floor
Wilmington, DE 19801

 Attn:      John Mack
            Senior Vice President
            Corporate Trust Department
 Telecopy:  (302) 575-5467


Case Credit Corporation
233 Lake Avenue
Racine, Wisconsin  53403

 Attn:      Robert Wegner
            Vice President
 Telecopy:  (414) 636-6284

The Chase Manhattan Bank, Administrative Agent
140 East 45th Street, 29th Floor
New York, New York 10017

 Attn:      Christopher Consomer
 Telecopy:  (212) 622-0122


Chase Securities Inc.
Banking and Corporate Finance Group
Ten South LaSalle Street
Chicago, Illinois 60603-1097

 Attn:      Steve Faliski
 Telecopy:  (312) 443-1964


Norwest Bank Minnesota, National Association
Norwest Center
6th and Marquette
Minneapolis, Minnesota 55479

 Attn:      Corporate Trust Department
 Telecopy:  (612) 667-9824


Hopkins & Sutter
Three First National Plaza
Chicago, Illinois  60602

 Attn:      David Morrow
 Telecopy:  (312) 558-6538


Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York  10017

                                                                       EXHIBIT G
                                                                       ---------




To the Parties listed on Annex I


Ladies and Gentlemen:

          In connection with the SECOND AMENDMENT AND CONSENT, dated as of August __, 1996, to the Liquidity Agreement, dated as of June 23, 1994 (the "Liquidity Agreement"), as amended by the First Amendment, dated as of August 1, 1994, thereto among Case Equipment Loan Trust 1994-B, certain lenders from time to time parties thereto and The Chase Manhattan Bank, as administrative agent for the Lenders, the undersigned Lender hereby confirms that (i) credit approval for the increase in the commitment of the undersigned Lender reflected on
Schedule I to such Amendment has been received, (ii) the undersigned Lender has taken all necessary action in connection with such increased commitment, and
(iii) such increased commitment does not violate any internal exposure limits of the undersigned Lender for Case Equipment Loan Trust 1994-B or Case Credit Corporation or violate any internal rules or regulations of the undersigned Lender, nor is it our belief that it would cause the undersigned Lender to be in violation of any legal lending limitations or any federal or state law applicable to the undersigned Lender.


DATED:  August   , 1996                        ____________________________
                                                       Name of Lender


                                               By:
                                                  ------------------------
                                                  Title:


                                               By:
                                                  ------------------------
                                                  Title:

                                    ANNEX I
                                    -------


Standard & Poor's Ratings Services
Structure Finance
26 Broadway, 10th Floor
New York, New York 10004-1064

 Attn:      Romita Shetty
 Telecopy:  (212) 412-0225


Moody's Investors Services, Inc.
ABS Monitoring Department
99 Church Street, 4th Floor
New York, New York 10007

 Attn:      Bruce Fabrikant
 Telecopy:  (212) 553-0573/3856


Case Equipment Loan Trust 1994-B
c/o The Chase Manhattan Bank (USA)
802 Delaware Avenue, 13th Floor
Wilmington, DE 19801

 Attn:      John Mack
            Senior Vice President
            Corporate Trust Department
 Telecopy:  (302) 575-5467


Case Credit Corporation
233 Lake Avenue
Racine, Wisconsin  53403

 Attn:      Robert Wegner
            Vice President
 Telecopy:  (414) 636-6284

The Chase Manhattan Bank, Administrative Agent
140 East 45th Street, 29th Floor
New York, New York 10017

 Attn:      Christopher Consomer
 Telecopy:  (212) 622-0122


Chase Securities Inc.
Banking and Corporate Finance Group
Ten South LaSalle Street
Chicago, Illinois 60603-1097

 Attn:      Steve Faliski
 Telecopy:  (312) 443-1964


Norwest Bank Minnesota, National Association
Norwest Center
6th and Marquette
Minneapolis, Minnesota 55479

 Attn:      Corporate Trust Department
 Telecopy:  (612) 667-9824